SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: April 1, 2002


                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                     0-3319
                            (Commission File Number)


                                   13-1784308
                      (IRS Employer Identification Number)


                                    New York
                            (State of Incorporation)


                    1 Commerce Park, Valhalla, New York 10595
                    -----------------------------------------
                    (Address of principal executive offices)


                                  914-686-3600
              (Registrant's Telephone Number, including area code)




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Item 5.    Other Events and Regulation FD Disclosure.


The Registrant, a New York corporation ("Del"), issued a press release dated April 1, 2002 announcing (i) its signing of a commitment letter for a new senior credit facility, (ii) operating results for its fiscal year ended July 28, 2001, summary balance sheet data at July 28, 2001 and July 29, 2000 and its outlook for fiscal 2002. The press release is attached hereto as an exhibit and is incorporated herein by reference.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DEL GLOBAL TECHNOLOGIES CORP.


                                      By: /s/Samuel E. Park
                                          ---------------------------------
Dated: April 2, 2002                      Samuel E. Park,
                                          President and Chief Executive Officer


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                                  EXHIBIT 20.1